NEITHER THIS NOTE NOR THE COMMON STOCK OR WARRANT SECURITIES ISSUED IN CONNECTION WITH THIS NOTE HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION IS AVAILABLE THEREFROM.

ENERLUME ENERGY MANGEMENT CORP.

9% UNSECURED CONVERTIBLE PROMISSORY NOTE

$____,000.00	April ____, 2008

FOR VALUE RECEIVED, ENERLUME ENERGY MANAGEMENT CORP., a Colorado corporation (the “Company”), hereby promises to pay to the order of _____________________________________________ (collectively, the “Holder”), at the place designated by the Holder, the principal amount of ________________ Thousand Dollars ($___,000.00) in lawful money of the United States of America, and to pay interest in like money on the terms set forth in Section 1 hereof.  By acceptance of this 9% Unsecured Convertible Promissory Note (this “Note”), the Holder represents, warrants, covenants and agrees that it will abide by and be bound by its terms.  This Note is one of a series of the Company’s Unsecured Convertible Promissory Notes (collectively referred to herein as the “Notes”), all of like tenor, except as to the identifying number, principal amount or other conditions thereof.

1.           Payments of Interest and Principal.  Subject to the provisions of Sections 3 and 8 hereunder, payments of principal plus interest on the unpaid principal balance of this Note outstanding from time to time shall be payable in accordance with the following:

(a)           Interest.  During the period commencing on the date hereof and terminating on the Maturity Date (as defined herein), interest shall accrue at a rate equal to nine percent (9%) per annum, beginning on the date hereof.  Accrued and unpaid interest hereon shall be payable semi-annually (the “Interest Payment Date”) and on the Maturity Date.  On the First Interest Payment Date, Holder may elect, by a writing sent to the Company, not to receive such interest payment in cash and to add such unpaid amount to the amount subject to conversion described in the next sentence.  In the event of a conversion of this Note pursuant to the terms set forth below, all accrued and unpaid interest shall be added to the principal amount hereof as of the date of conversion to determine the amount of securities into which this Note shall be converted.

(b)           Principal.  The unconverted principal balance outstanding on this Note, and all accrued and unpaid interest, shall be due and payable to the Holder two (2) years after the above date (the “Maturity Date”).

(c)           Payments.  All payments of principal, interest, fees and other amounts due hereunder shall be made by the Company in lawful money of the United States of America, at the address of the Holder set forth in Section 5 hereof or at such other place designated by the Holder in writing to the Company.

2.           Conversion.

(a)           Conversion Events.  If the Holder hereof shall so elect, the entire outstanding principal amount, or a portion thereof, of this Note together with all accrued and unpaid interest on or after the first six months after the closing date shall be converted into shares of Common Stock of the Company at the price per share equal to $1.50.  Upon the full conversion of this Note, all rights of the Holder, except the right to receive securities representing equity of the Company in accordance with this Section 2 shall no longer be deemed to be outstanding.

(b)           Mechanics of Conversion.  In the event the Holder hereof elects to convert this Note pursuant to the provisions of Section 2(a) above, the Holder shall surrender the original of this Note, duly endorsed, to the Company at its principal office and shall execute and deliver to the Company a Notice of Conversion, the form of which is attached to this Note as Exhibit A.  The Company shall, as soon as practicable thereafter, issue and deliver to Holder, at the address set forth in Section 5, a certificate or certificates for the shares of Common Stock (bearing such legends as may be required or advisable in the opinion of counsel the Company including without limitation the restrictions set forth in Rule 144 promulgated under the Securities Act of 1933, as amended), together with a check payable to the Holder for any cash amounts payable as described in Section 2(c) below.

(c)           No Fractional Shares.  No fractional shares shall be issued upon conversion of this Note.  In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount in cash equal to the product obtained by multiplying the conversion price applied to effect the conversion by the fraction of a share not issued pursuant to the previous sentence.  Upon conversion of this Note in full and the payment of the amounts specified in this Note, the Company shall be released from all its obligations and liabilities under this Note.

(d)           Purchase Agreement.  As a condition of the issuance of this Note, Holder is entering into the Agreement with other investors of the Company , and the Company shall accorded the same rights and preferences as such other investors investing in the series of

Notes of which this Note is a part, but retains the right to accept different terms from other investors if said terms do not provide additional benefit to any single investor or to the Company contemporaneously herewith.

(e)           Right to Convert after Notice of Ownership Transfer.  The Company shall give the Holder written notice (“Notice”) of at least twenty (20) days and no more than thirty (30) days prior to the consummation of any transaction where the separate corporate existence of the Company shall cease, including, without limitation, any merger or consolidation of the Company with or into another corporation (collectively, any such transaction is referred to herein as an “Ownership Transfer”).   Such Notice shall describe the Ownership Transfer in reasonable detail and specify the approximate date it is to be consummated.  Upon receipt of such Notice from the Company, the Holder, notwithstanding any provision of this Note to the contrary, will have the right to convert this Note at any time prior to 5:00 p.m., Eastern Standard Time, on the last business day immediately preceding the consummation of the Ownership Transfer, which exercise may, at the Holder’s option, be conditioned upon consummation of the Ownership Transfer.  Such conversion shall otherwise be in accordance with the terms and conditions of this Note.  If the Ownership Transfer occurs within thirty (30) days after the delivery of the Notice, and the Holder has not converted this Note prior to 5:00 p.m., Eastern Standard Time, on the last business day immediately preceding consummation of the Ownership Transfer, then the right to any conversion hereunder shall terminate in its entirety, but the other terms and provisions of this Note shall continue in full force and effect.

3.           Prepayment.  The principal balance of this Note, along with all accrued interest, may be paid in full at the election of the Company at any time upon prior written notice to the Holder.

4.     Governing Law.  This Note shall be governed by and construed in accordance with the domestic substantive laws of the State of Connecticut without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

5.           Notices.  All notices and other communications given to any party hereto pursuant to this Agreement shall be in writing and shall be hand delivered, or sent either by (a) certified mail, postage prepaid, return receipt requested; (b) an overnight express courier service that provides written confirmation of delivery; or (c) facsimile transmission with written confirmation by the sending machine or with telephone confirmation of receipt (provided that a confirming copy is sent by overnight express courier service that provides written confirmation of delivery), addressed as follows:

(a)           If to the Company, to:

   EnerLume Energy Management Corp.
   2 Broadway
   Hamden, CT  06518
   Attention:  Michael C, Malota, Chief Financial Officer
   Facsimile No.:  (203) 230-8667

(b)           If to the Holder, to:

   _________________________________
   _________________________________
   _________________________________

Any communication given in conformity with this Section, shall be effective upon the earlier of actual receipt or deemed delivery.  Delivery shall be deemed to have occurred as follows: if hand delivered on the day so delivered; if mailed, three business days after the same is deposited in the United States Mail; if telecopied, upon written confirmation by the sending machine of effective transmission or upon telephone confirmation of receipt; and if sent by overnight express courier service, the next business day.  Any party may at any time change its address for receiving communications pursuant to this Section by giving notice of a new address in the manner provided herein.

6.           Events of Default.  Each of the following shall constitute an event of default (an “Event of Default”) hereunder:  (i) the violation by the Company of any material covenant or agreement contained in this Note and the continuance of such violation for a period of thirty  (30) days after written notice from the Holder to the Company of such failure; (ii) the assignment for the benefit of creditors by the Company; or (iii) liquidation, termination of existence, dissolution or insolvency of the Company.  Upon the occurrence of any of the foregoing Events of Default, this Note shall be considered to be in default and the entire principal balance, together with accrued and unpaid interest, shall, at the option of the Holder, become immediately due and payable in full.  Upon the occurrence of an Event of Default which remains uncured as set forth herein and the placement of this Note in the hands of an attorney for collection, the Company agrees to pay reasonable collection costs and expenses, including reasonable attorneys’ fees beginning on the sixteenth day following the Event of Default.

7.           No Rights or Liabilities as Stockholder.  This Note does not by itself entitle Holder to any voting rights or other rights as a stockholder of the Company.  No provisions of this Note, and no enumeration herein of the rights or privileges of Holder, shall cause such Holder to be a stockholder of the Company for any purpose.

8.           Company’s Waivers.  The Company, to the extent permitted by law, waives and agrees not to assert or take advantage of any of the following: (a) any defense based upon an election of remedies by the Holder which may destroy or otherwise impair any subrogation or other rights of the Company or any partner in the Company or any guarantor or endorser of this Note; (b) acceptance or notice of acceptance of this Note by the Company; (c) presentment and/or demand for payment of this Note or any indebtedness or obligations hereby promised; and (d) protest and notice of dishonor with respect to this Note or any indebtedness or performance of obligations arising hereunder.

9.            Representations and Warranties of the Company.  As a material inducement to the Holder to enter into this Note and purchase the Notes hereunder, the Company hereby represents and warrants to the Holders as follows:

 (a)           Organization and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required.  The Company has all required corporate power and authority and all material licenses, permits and authorizations necessary to operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by each transaction document to which it is or will be a party.

                      (b)           Authorization. This Note and each other transaction document to which the Company is or will be a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution, delivery and performance of this Note and each other transaction document to which it is or will be a party, including the issuance of the Note, have been duly authorized by all necessary corporate and director action on the part of the Company.  No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of the Company in connection with the execution and delivery of the issuance of the Notes or the consummation of any other transaction contemplated hereby or thereby.

(c)           Changes.  Except as disclosed in the SEC Filings, there has not been any material adverse change in the financial condition, results of operations, assets, liabilities, business or prospects of the Company, or any occurrence or circumstance or combination thereof which, could reasonably be expected to result in any such material adverse change, other than changes occurring in the ordinary course of business (which ordinary course changes have not, individually or in the aggregate, had a material adverse effect on the Company).

(d)           Effect of Transactions.  The execution, delivery and performance by the Company of the Note to which it is or will be a party and the issuance of the Notes  hereunder, do not and will not conflict with or result in any violation of, breach of or default under any contract, obligation or commitment of the Company, or any charter provision, bylaw or corporate restriction of the Company or result in the creation of any lien, charge, security interest or encumbrance of any nature upon any of the properties or assets of the Company except in favor of the Holders, or violate any instrument, agreement or requirement of law applicable to the Company or to which the Company is a party or by which any of them or any of their properties may be bound.

(e)           Disclosure.  Neither this Note, the other transaction documents nor any other agreements, and certificates of the Company furnished to the Holder by the Company pursuant to this Note or the other transaction documents contain any untrue statement of a material fact or omit to state a material fact necessary in order to make any statement contained herein or therein, in the light of the circumstances under which it was made, not misleading, and there is no fact known to the Company that has not been disclosed to the Holder in writing that could result in a material adverse effect.

10.           Covenants of the Company.  As a material inducement to the Holders to enter into this Note and purchase the Notes hereunder, the Company hereby covenants and agrees with the Holders as follows:

(a)           the Company shall pay punctually any amounts due under the Notes, when due, as required by the Note;

(b)           pay any and all reasonable costs and expenses which are paid or advanced by Holders including, without limitation, filing, recording and search fees paid or incurred by Notes in connection with the Note; costs and expenses incurred by Holders in the disbursement or collection of funds to or from Holders; costs and expenses incurred by Holders to correct any default or enforce any provision of the transaction documents, and costs and expenses incurred by holders in enforcing or defending the transaction documents, including, but not limited to, costs and expenses incurred in connection with any proceeding, suit, enforcement or judgment, or appeal; and Holders reasonable attorney’s fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing, defending, or otherwise representing Holder concerning the transaction documents or the obligations therein.

            11.           Holders Investment Representations. As a material inducement to the Company to enter into this Note and issue the Notes hereunder, each Holder, severally and not jointly, hereby represents and warrants that:

(a)           No Registration Under the Securities Act.  Such Holder understands that the Notes to be purchased by it pursuant to the terms of this agreement have not and will not be registered under the Securities Act or any state securities laws and will be issued in reliance upon exemptions contained in the Securities Act and in the applicable state securities laws, and cannot be offered for sale, sold or otherwise transferred unless they are so registered or qualify for exemption from registration under the Securities Act.

(b)           Acquisition for Investment.  The Note is being acquired by such Holder in good faith solely for its own account, for investment and not with a view toward distribution within the meaning of the Securities Act.  The Note will not be offered for sale, sold or otherwise transferred by any Holder without either registration or exemption from registration under the Securities Act and any applicable state securities laws.

(c)           Evaluation of Merits and Risks of Investment; Receipt of Information.  Each Holder has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Note being acquired hereunder. Each Holder is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.  Each Holder understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding the Note for an indefinite period of time, inasmuch as they have not been registered under the Securities Act or any state securities laws).  Each Holder acknowledges that it has been afforded the opportunity to ask questions and receive answers concerning the Company and to obtain additional information that it has requested to verify the accuracy of the information contained herein and/or with the Company. Notwithstanding the foregoing, nothing contained herein shall operate to modify or limit in any respect the representations and warranties of the Company or to relieve the Company from any obligations to the Holder for breach thereof or the making of misleading statements or the omission of material facts in connection with the transactions contemplated herein.

(d)           Method of Investment Qualification for Accredited Investors. In accordance with 10(c) above, requiring the Subscriber to be an Accredited Investor, please indicate which, if any, of the following requirements you meet (check all which apply):

____ (1)  The Holder is a natural person who had an individual income in excess of $200,000 or a joint income with his spouse in excess of $300,000 (US) in each of the two preceding years and reasonably expects to have income at such levels in the current year (for the purposes of this offering, individual income is defined as adjusted gross income, without taking into account deductions for long term capital gains, exclusions of interest on governmental obligations, or partnership losses);

____ (2)  The Holder is a natural person whose net worth at the time of purchase, either individually or jointly with his spouse, exceeds $1,000,000 (including his home, furnishings and automobiles);

____ (3)  The Holder is a company, trust, or other entity in which all of the equity owners are accredited investors described in subsections (1) or (2) of this Section, or the company, trust or other entity has $5,000,000 (US) in assets, or the principal beneficiary of the trust is a manager of the Company;

____ (4)  The Holder is a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 or business development company, as defined in Section 2(a)(48) of the Investment Company Act of 1940;

____ (5)  The Holder is a bank as defined in Section 3(a)(2) of the Act; a small business investment company licensed by the Small Business Investment Act of 1958; a savings and loan association, cooperative bank, homestead association, or similar institution, which is supervised and examined by State or Federal authority having supervision over any such institution; or an employee benefit plan, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employees Retirement Income Security Act of 1974 or if the employee benefit plan has assets in excess of $5,000,000;

____  (6)  The Holder is any trust with total assets in excess of $5,000,000 not formed for the purpose to acquire the Company’s securities;

____  (7)  The Holder is an officer or director of the Company;

____  (8)  The Holder is a business company with a minimum of $5,000,000 net worth, not formed for the purpose to acquire the Company’s securities; or

____ (9)  The Holder is an entity, all of the equity owners of which are qualified as accredited investors under sections L(1) through L(8) hereof.

12.           Usury Laws.  This Note is intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws.  If any provision hereof or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law.  It is expressly stipulated and agreed to be the intent of the Holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note.  If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if any prepayment by the Company results in the Company having paid any interest in excess of that permitted by law, then it is the express intent of the Company and the Holder that all excess amounts theretofore collected by the Holder be credited on the principal balance of the Note (or, if the Note has been paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid, or agreed to be paid, by the Company for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the Company to the Holder under this Note shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding.

IN WITNESS WHEREOF, EnerLume Energy Management Corp. has caused this Note to be signed and to be dated the day and year first above written.

        ENERLUME ENERGY MANAGEMENT CORP.

        By:   ________________________________
        Name: David Murphy
        Title: Chief Executive Officer
[CORPORATE SEAL]

ATTEST:

______________________________
Secretary

EXHIBIT A

NOTICE OF CONVERSION

TO:           ENERLUME ENERGY MANAGEMENT CORP.

1.           The undersigned hereby elects to convert that certain 9% Convertible Subordinated Promissory Note dated April ____ 2008, in the original principal amount of $______________ made by EnerLume Energy Management Corp. (“Company”) in favor of the Holder (the “Note”) into shares of EnerLume’s Common Stock, pursuant to the terms of the Note.

2.            In connection with the delivery by the undersigned of this Notice, the undersigned hereby tenders the original of such Note to EnerLume for cancellation and conversion into the Company’s Common Stock in accordance with the terms of the Note.  By its execution and delivery of this Notice and delivery of the Note to the Company, the undersigned accepts, agrees and acknowledges that other than the right to receive EnerLume Common Stock in accordance with the terms of such Note, all rights of the undersigned with respect to the Note, including, without limitation, the right to any repayment of principal, interest or any other sum due thereunder, shall terminate immediately and the undersigned shall be deemed to have become the holder of record of the shares of Common Stock into which the Note shall be converted as of the date of conversion.

______________________________
(Name)

______________________________
(Address)

_________________________                                                                ___________________________________
(Date)                                                                                (Name of Note Holder)

By:________________________________

Title:_____________________________

(name of purchaser, and title and
signature of authorized person)